Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2026 May 5, 2026

Supplemental Financial Information May 5, 2026

Supplemental Financial Information May 5, 2026

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information May 5, 2026

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 5, 2026 owns 14 hotels comprised of approximately 7,000 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information May 5, 2026

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as us. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information May 5, 2026

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude gains or losses on the redemptions or repurchases of preferred stock, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information May 5, 2026

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information May 5, 2026

Comparable Consolidated Statements of Operations

Q1 2026 – Q2 2025, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands)	March 31,	December 31,	September 30,	June 30,	Ended
	2026	2025	2025	2025	March 31, 2026
Revenues
Room	$161,047	$142,177	$139,523	$154,061	$596,808
Food and beverage	74,287	69,107	64,419	77,986	285,799
Other operating	24,375	25,682	25,378	25,365	100,800
Total revenues	259,709	236,966	229,320	257,412	983,407

Operating Expenses
Room	41,998	39,422	39,307	40,481	161,208
Food and beverage	51,272	49,088	48,717	53,022	202,099
Other expenses	97,004	89,979	88,560	91,636	367,179
Corporate overhead	6,835	7,369	6,970	8,346	29,520
Depreciation and amortization	34,177	34,180	33,928	33,719	136,004
Total operating expenses	231,286	220,038	217,482	227,204	896,010

Interest and other income	1,533	3,940	3,160	2,300	10,933
Interest expense	(11,277)	(13,707)	(13,412)	(13,164)	(51,560)
Loss on extinguishment of debt	—	—	(180)	—	(180)
Income before income taxes	18,679	7,161	1,406	19,344	46,590
Income tax (provision) benefit, net	(122)	56	(137)	(37)	(240)
Net income	$18,557	$7,217	$1,269	$19,307	$46,350

(1)	Includes results for all 14 hotels owned by the Company as of March 31, 2026.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information May 5, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Total Portfolio Hotel Adjusted EBITDAre

Q1 2026 – Q2 2025, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands)	2026	2025	2025	2025	March 31, 2026

Net income	$18,557	$7,217	$1,322	$10,774	$37,870
Depreciation and amortization	34,177	34,180	33,928	34,125	136,410
Interest expense	11,277	13,707	13,412	13,164	51,560
Income tax provision (benefit), net	122	(56)	137	37	240
Loss on sale of assets	—	—	—	8,751	8,751
EBITDAre	64,133	55,048	48,799	66,851	234,831

Amortization of deferred stock compensation	1,889	1,958	1,905	2,772	8,524
Amortization of right-of-use assets and obligations	(217)	(167)	(158)	(159)	(701)
Loss on extinguishment of debt	—	—	180	—	180
Loss (gain) on property damage, net	1,930	(277)	(674)	—	979
Pre-opening costs	—	—	—	3,218	3,218
Adjustments to EBITDAre, net	3,602	1,514	1,253	5,831	12,200

Adjusted EBITDAre	67,735	56,562	50,052	72,682	247,031
Sold hotel Adjusted EBITDAre (1)	—	—	(53)	(624)	(677)

Comparable Adjusted EBITDAre	67,735	56,562	49,999	72,058	246,354

Corporate-level adjustments, net (2)	4,082	1,701	2,646	3,226	11,655

Total Portfolio Hotel Adjusted EBITDAre	$71,817	$58,263	$52,645	$75,284	$258,009

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information May 5, 2026

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2026 – Q2 2025, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands, except per share data)	2026	2025	2025	2025	March 31, 2026

Net income	$18,557	$7,217	$1,322	$10,774	$37,870
Preferred stock dividends, net of gain on repurchases	(2,602)	(3,985)	(4,262)	(3,932)	(14,781)
Real estate depreciation and amortization	33,832	33,834	33,581	33,779	135,026
Loss on sale of assets	—	—	—	8,751	8,751
FFO attributable to common stockholders	49,787	37,066	30,641	49,372	166,866

Amortization of deferred stock compensation	1,889	1,958	1,905	2,772	8,524
Real estate amortization of right-of-use assets and obligations	(186)	(137)	(130)	(134)	(587)
Amortization of contract intangibles, net	315	315	315	314	1,259
Noncash interest on derivatives, net	(2,121)	210	(495)	181	(2,225)
Loss on extinguishment of debt	—	—	180	—	180
Loss (gain) on property damage, net	1,930	(277)	(674)	—	979
Pre-opening costs	—	—	—	3,218	3,218
Gain on preferred stock repurchases, net	(1,500)	(254)	—	—	(1,754)
Adjustments to FFO attributable to common stockholders, net	327	1,815	1,101	6,351	9,594

Adjusted FFO attributable to common stockholders	50,114	38,881	31,742	55,723	176,460
Sold hotel Adjusted FFO (1)	—	—	(53)	(624)	(677)

Comparable Adjusted FFO attributable to common stockholders	$50,114	$38,881	$31,689	$55,099	$175,783

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.27	$0.21	$0.17	$0.30	$0.94

Basic weighted average shares outstanding	188,361	189,172	189,253	195,791	190,644
Shares associated with unvested restricted stock awards	428	776	859	513	644
Diluted weighted average shares outstanding	188,789	189,948	190,112	196,304	191,288
Equity transactions (3)	(2,234)	(3,331)	(3,419)	(9,991)	(4,744)
Comparable diluted weighted average shares outstanding	186,555	186,617	186,693	186,313	186,544

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 5, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Total Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2026 – Q2 2025, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hilton New Orleans St. Charles, sold in June 2025.
(2)	Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first quarter of 2026 and the second, third, and fourth quarters of 2025 as if the repurchases had occurred on April 1, 2025.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 5, 2026

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information May 5, 2026

Comparative Capitalization
Q1 2026 – Q1 2025

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2026	2025	2025	2025	2025

Common Share Price & Dividends
At the end of the quarter	$9.01	$8.94	$9.37	$8.68	$9.41
High during quarter ended	$9.71	$9.86	$9.92	$9.49	$12.10
Low during quarter ended	$8.73	$8.81	$8.63	$7.72	$9.41
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.09

Common Shares & Units
Common shares outstanding	186,967	189,710	189,912	190,171	200,370
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	186,967	189,710	189,912	190,171	200,370

Capitalization
Market value of common equity	$1,684,576	$1,696,003	$1,779,474	$1,650,681	$1,885,477
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	107,579	113,648	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	96,716	99,774	100,000	100,000	100,000
Total debt	955,000	930,000	930,000	872,000	845,000
Total capitalization	$2,910,121	$2,905,675	$2,990,724	$2,803,931	$3,011,727

Total debt to total capitalization	32.8%	32.0%	31.1%	31.1%	28.1%
Total debt and preferred equity to total capitalization	42.1%	41.6%	40.5%	41.1%	37.4%

CAPITALIZATION	Page 12

Supplemental Financial Information May 5, 2026

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	March 31, 2026
Unsecured Debt	Spread	Date (1)	Balance

Series B Senior Notes	4.79%	01/10/2028	$105,000
Revolving Line of Credit	5.18%	09/24/2030	—
Term Loan 1 (2)	4.67%	01/24/2031	275,000
Term Loan 2 (2)	5.34%	01/24/2031	275,000
Term Loan 3 (2)	5.13%	01/24/2031	300,000
Total Unsecured Debt			$955,000

Preferred Stock
Series G cumulative redeemable preferred (3)	6.000%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	107,579
Series I cumulative redeemable preferred	5.700%	Perpetual	96,716
Total Preferred Stock			$270,545

Debt and Preferred Statistics
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate		60.7%	69.4%
% Floating Rate		39.3%	30.6%
Average Interest Rate		5.02%	5.22%
Weighted Average Maturity of Debt		4.5 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loans 1 and 2. The Revolving Line of Credit has an initial maturity of September 2029 with two six-month extensions. Term Loan 1 has an initial maturity of January 2029 with two twelve-month extensions, and Term Loan 2 has an initial maturity of January 2030 with one twelve-month extension. By extending these loans, the Company's weighted average maturity of debt increases from 3.6 years to 4.5 years.
(2)	Interest rates on the Term Loans are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable term SOFR. The interest rates for Term Loans 1 and 2 include the effect of the Company's interest rate swap derivatives.
(3)	The dividend rate on the Series G cumulative redeemable preferred stock increased to the greater of the rate equal to the Montage Healdsburg’s annual net operating income yield on our total investment in the resort or 6.5% in July 2025. Based on the dividends earned during the previous twelve months, this equates to an annual yield of 6.0%. Beginning in the third quarter of 2026, the annual dividend rate will increase to the greater of 7.5% or the rate equal to the Montage Healdsburg’s annual net operating income yield on our total investment in the resort.

CAPITALIZATION	Page 13

Supplemental Financial Information May 5, 2026

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information May 5, 2026

Hotel Information as of May 5, 2026

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	17%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	12%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	12%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	543	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	Andaz Miami Beach	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Oceans Edge Resort & Marina	Florida	Independent	175	3%	Fee Simple	2017
13	Montage Healdsburg (4)	California	Montage	130	2%	Fee Simple	2021
14	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,999	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information May 5, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q1 2026/2025

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	ADR			Occupancy				RevPAR			TRevPAR
	2026	2025	Change	2026	2025	Change		2026	2025	Change	2026	2025	Change
Hilton San Diego Bayfront	$302	$288	4.8%	77.8%	76.2%	160	bps	$235	$220	7.0%	$414	$417	(0.8)%
Hyatt Regency San Francisco	379	317	19.5%	77.7%	73.1%	460	bps	294	232	27.1%	396	332	19.4%
The Westin Washington, DC Downtown	292	316	(7.4)%	68.1%	69.9%	(180)	bps	199	221	(9.8)%	319	340	(6.2)%
Renaissance Orlando at SeaWorld®	235	231	1.5%	69.3%	79.0%	(970)	bps	163	183	(11.0)%	374	379	(1.3)%
Hyatt Regency San Antonio Riverwalk	201	197	2.1%	73.3%	68.6%	470	bps	147	135	9.1%	246	226	8.8%
Wailea Beach Resort	676	664	1.8%	84.2%	74.4%	980	bps	569	494	15.3%	839	732	14.7%
JW Marriott New Orleans	278	322	(13.7)%	71.4%	72.5%	(110)	bps	198	233	(15.0)%	296	314	(5.7)%
Marriott Boston Long Wharf	279	292	(4.4)%	68.2%	71.8%	(360)	bps	190	209	(9.2)%	287	302	(5.2)%
Marriott Long Beach Downtown	248	236	4.9%	73.3%	76.4%	(310)	bps	182	180	0.7%	266	255	4.7%
The Bidwell Marriott Portland	143	154	(7.2)%	71.4%	73.0%	(160)	bps	102	112	(9.2)%	141	145	(2.8)%
Oceans Edge Resort & Marina	377	371	1.8%	90.6%	84.3%	630	bps	342	313	9.4%	538	493	9.1%
Montage Healdsburg	866	775	11.7%	50.0%	39.1%	1,090	bps	433	303	42.9%	805	613	31.3%
Four Seasons Resort Napa Valley	927	902	2.9%	52.6%	43.6%	900	bps	488	393	24.1%	965	805	19.9%

Total Portfolio, excluding Andaz Miami Beach (1)	333	318	4.7%	73.6%	72.9%	70	bps	245	232	5.7%	398	378	5.3%

Andaz Miami Beach (2)	564	—	N/A	86.4%	0.0%	N/A		488	—	N/A	724	5	N/A

Total Portfolio (3)	$344	$318	8.1%	74.1%	69.9%	420	bps	$255	$222	14.6%	$411	$363	13.4%

*Footnotes on page 17

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information May 5, 2026

Property-Level Operating Statistics

Q1 2026/2025 Footnotes

(1)	Total Portfolio, excluding Andaz Miami Beach includes all hotels owned by the Company as of March 31, 2026, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the first quarters of 2026 and 2025.
(2)	Operating statistics for the first quarters of 2026 and 2025 are impacted by renovation and subsequent ramp up activity at Andaz Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(3)	Total Portfolio consists of all hotels owned by the Company as of March 31, 2026.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information May 5, 2026

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 18

Supplemental Financial Information May 5, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2026/2025

Hotels sorted by number of rooms	For the Quarters Ended March 31,
	2026			2025
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$44,302	$12,085	27.3%	$44,640	$13,426	30.1%	(280)	bps
Hyatt Regency San Francisco	29,274	5,607	19.2%	24,521	2,623	10.7%	850	bps
The Westin Washington, DC Downtown	23,184	6,806	29.4%	24,724	7,534	30.5%	(110)	bps
Renaissance Orlando at SeaWorld®	26,309	9,093	34.6%	26,652	9,267	34.8%	(20)	bps
Hyatt Regency San Antonio Riverwalk	13,927	5,267	37.8%	12,798	4,604	36.0%	180	bps
Wailea Beach Resort	41,010	14,772	36.0%	35,898	11,990	33.4%	260	bps
JW Marriott New Orleans	13,345	6,036	45.2%	14,147	7,061	49.9%	(470)	bps
Marriott Boston Long Wharf	10,704	1,271	11.9%	11,291	1,936	17.1%	(520)	bps
Marriott Long Beach Downtown	9,018	2,033	22.5%	8,613	1,915	22.2%	30	bps
The Bidwell Marriott Portland	3,275	309	9.4%	3,368	381	11.3%	(190)	bps
Oceans Edge Resort & Marina	8,470	3,745	44.2%	7,761	3,096	39.9%	430	bps
Montage Healdsburg	9,937	(198)	(2.0)%	7,498	(2,044)	(27.3)%	2,530	bps
Four Seasons Resort Napa Valley	8,250	(1,507)	(18.3)%	6,937	(2,914)	(42.0)%	2,370	bps

Total Portfolio, excluding Andaz Miami Beach (1)	241,005	65,319	27.1%	228,848	58,875	25.7%	140	bps

Andaz Miami Beach (2)	18,704	6,498	34.7%	132	(475)	(359.8)%	39,450	bps

Total Portfolio (3)	259,709	71,817	27.7%	228,980	58,400	25.5%	220	bps

Add: Sold Hotel (4)	—	—	N/A	5,085	2,372	46.6%	N/A

Actual Portfolio (5)	$259,709	$71,817	27.7%	$234,065	$60,772	26.0%	N/A

*Footnotes on page 20

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information May 5, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2026/2025 Footnotes

(1)	Total Portfolio, excluding Andaz Miami Beach includes all hotels owned by the Company as of March 31, 2026, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the first quarters of 2026 and 2025.
(2)	Hotel Adjusted EBITDAre for the first quarters of 2026 and 2025 is impacted by renovation and subsequent ramp up activity at Andaz Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(3)	Total Portfolio consists of all hotels owned by the Company as of March 31, 2026.
(4)	Sold Hotel includes results for the Hilton New Orleans St. Charles, sold by the Company in June 2025.
(5)	Actual Portfolio includes results for the 14 hotels and 15 hotels owned by the Company as of March 31, 2026 and 2025, respectively.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20